Supplement to the Current Prospectus

MFS(R) Mid Cap Growth Fund

Effective immediately, the first paragraph under the sub-heading "Expense Table" beneath the main heading "Expense Summary" is restated in its entirety as follows:

This table describes the fees and expenses that you may pay when you buy, redeem, and hold shares of the fund. The annual fund operating expenses below are based on expenses incurred during the fund's most recently completed fiscal year, expressed as a percentage of the fund's average net assets during the period. They have been adjusted to reflect annualized expenses, but have not been adjusted to reflect the fund's current asset size. The fund's annual operating expenses will likely vary from year to year. In general, a fund's annual operating expenses as a percentage of the fund's assets increase as the fund's assets decrease.


               The date of this Supplement is June 15, 2009.